AWI to Sell EMEA and Pacific Rim Businesses November 21, 2017 Exhibit 99.1

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, November 21, 2017, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All amounts throughout this presentation are in $ millions expect earnings per share or if otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. Basis of Presentation Explanation We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2017 is used for all currency translations in 2017 and prior years. Guidance is presented using the 2017 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also adjust for our U.S. pension plan expense(1). Taxes for adjusted net income and adjusted diluted EPS are calculated using an expected long term tax rate. Results throughout this presentation are presented on a continuing operations basis, unless otherwise noted. U.S. pension expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017. What Items Are Adjusted Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes EBITDA Yes Yes

Overview Strategic Highlights Financial Summary To focus resources on our best-in-class Americas business Another step in the ongoing transformation of AWI Investing $100 million in high end mineral fiber capabilities in Marietta, Hilliard and Macon Driving innovation at the high end of the mineral fiber market to deliver higher “Average Unit Value” and positive like for like pricing Optimizing organizational and manufacturing cost structures Pursuing acquisition opportunities in specialty ceilings and walls Expecting 2019 sales of over $1 billion and adjusted EBITDA margins above 40% Agree to sell AWI and WAVE businesses in EMEA and the Pacific Rim to Knauf for an enterprise value of $330 million Nearly 13X adjusted EBITDA for the combined businesses Transaction related net cash to AWI of approximately $250 million in mid-2018 Anticipate returning a majority of the net cash to shareholders 2017 full year guidance reflecting the impact of the transaction Adjusted Net Sales of $890 million to $905 million Adjusted EBITDA of $319 million to $327 million which excludes net environmental settlements

Summary - Continuing Operations(1) YTD September 2017 Results YTD 2017 Adjusted Net Sales $680 Adjusted Operating Income $206 % of Sales 30.3% Adjusted EBITDA $252 % of Sales 37.1% Adjusted Earnings Per Share(2,3) $2.19 See reconciliation tables in the appendix which further detail the movements in the EMEA and Pacific Rim segments to discontinued operations. Based on ~54 million diluted shares outstanding for the nine months ended September 30, 2017. Adjusted EPS is calculated based on an expected adjusted effective tax rate of 35%.

P&L - Continuing Operations(1) YTD September 2017 Results Historical AWI Discontinued Operations Continuing Operations YTD 2017 – As Reported Net Sales $998 $319 $679 Gross Profit $321 $64 $257 SG&A $163 $57 $106 Equity Earnings ($52) - ($52) Operating Income $210 $7 $203 Earnings Per Share $2.14 ($0.01) $2.15 YTD 2017 – Adjusted Adj. Net Sales $993 $313 $680 Adj. Operating Income $212 $6 $206 Adj. EBITDA $274 $22 $252 Adj. Earnings Per Share(2,3) $2.13 ($0.06) $2.19 See reconciliation tables in the appendix which further detail the movements in the EMEA and Pacific Rim segments to discontinued operations. Based on ~54 million diluted shares outstanding for the nine months ended September 30, 2017. Adjusted EPS is calculated based on an expected adjusted effective tax rate of 39% for historical AWI and 35% for continuing operations.

Continuing Operations(1) September 30, 2017 Balance Sheet Balance sheet excludes net cash from the transaction.

Adjusted Earnings – 2017 Continuing Operations Guidance

8

Components	Adj. Net Sales	VPY%	Adj. EBITDA	VPY %	Adj. EPS	VPY %
Consolidated Midpoint Ex. Environmental[(1)]	**$1,323**	**8%**	**$349**	**10%**	**$2.61**	**13%**
Less: EMEA and Pacific Rim	($425)		($22)			
Less: Net International Support Costs and WAVE[(2)]	-		($4)			
Total 2017 at Midpoint	***$898***	***7%[(3)]***	***$323***	***10%[(3)]***	***$2.70***	***9%[(3)]***

This will be offset by approximately $15 million - $20 million of cost optimization over the next 2 years.

(1) Reflects the historical AWI guidance midpoint for consolidated adjusted net sales, adjusted EBITDA and adjusted EPS, net of environmental settlements.
(2) Net charges to the EMEA and Pacific Rim segments from the Americas that no longer will be charged after this transaction closes. WAVE equity earnings from the EMEA and Pacific Rim segments will remain in continuing operations.
(3) Changes against the prior year are based on 2016 adjusted net sales of $839 million, adjusted EBITDA of $295 million and adjusted EPS of $2.47.

Armstrong WORLD INDUSTRIES

Appendix

Summary - Continuing Operations Full Year 2016 Results Full Year 2016 Adjusted Net Sales $839 Adjusted Operating Income $240 % of Sales 28.6% Adjusted EBITDA $295 % of Sales 35.2% Adjusted Earnings Per Share(1,2) $2.47 Based on ~56 million diluted shares outstanding for year ended December 31, 2016. Adjusted EPS is calculated based on an expected adjusted effective tax rate of 35% for continuing operations.

P&L - Continuing Operations Full Year 2016 Results Historical AWI Discontinued Operations Continuing Operations Full Year 2016 – As Reported Net Sales $1,235 $397 $838 Gross Profit $371 $66 $305 SG&A $225 $70 $155 Separation Costs $34 - $34 Equity Earnings ($73) - ($73) Operating Income (Loss) $185 ($4) $189 Earnings Per Share $1.68 ($0.10) $1.78 Full Year 2016 - Adjusted Adj. Net Sales $1,230 $391 $839 Adj. Operating Income (Loss) $239 ($1) $240 Adj. EBITDA $317 $22 $295 Adj. Earnings Per Share(1,2) $2.29 ($0.18) $2.47 Based on ~56 million diluted shares outstanding for the year ended December 31, 2016. Adjusted EPS is calculated based on an expected adjusted effective tax rate of 39% for historical AWI and 35% for continuing operations.

Continuing Operations YTD September 2017- Reconciliation Operating Income reported in our 10-Q filing for the nine months ended September 30, 2017. U.S. pension expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017. Net charges to the EMEA and Pacific Rim segments from the Americas that no longer will be charged after this transaction closes. WAVE equity earnings from the EMEA and Pacific Rim segments will remain in continuing operations.

Continuing Operations Full Year 2016 - Reconciliation Operating Income reported in our 10-K filing for the year ended December 31, 2016. U.S. pension expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017. Net charges to the EMEA and Pacific Rim segments from the Americas that no longer will be charged after this transaction closes. WAVE equity earnings from the EMEA and Pacific Rim segments will remain in continuing operations. Includes the Americas and Unallocated Corporate segments from our full year 2016 results.

Adjusted Net Sales & EBITDA – 2017 Guidance Reconciliation

14

Adjusted Net Sales

	Historical AWI			Discontinued Operations	Continuing Operations		
	Low	to	High		Low	To	High
Reported Net Sales	**$1,292**	to	**$1,327**	**$425**	**$888**		**$903**
Add: Foreign Exchange Impact	$13		$13		$2		$2
Adjusted Net Sales	**$1,305**	to	**$1,340**	**$425**	**$890**		**$905**

Adjusted EBITDA

	Historical AWI			Discontinued Operations	Continuing Operations		
	Low	to	High		Low	to	High
Net Income	**$166**	to	**$172**	**($1)**	**$168**		**$172**
Add: Interest Expense	35		35	1	34		34
Less: Other Non-Operating (Income)	(3)		(3)	(2)	(1)		(1)
Add: Income Tax Expense	90		94	8	82		86
Operating Income	**$288**	to	**$298**	**$6**	**$283**		**$291**
Less: U.S. Pension (Credit)[1]	(3)		(3)	0	(3)		(3)
Add: Depreciation and Amortization	80		80	16	64		64
Adjusted EBITDA	**$365**	to	**$375**	**$22**	**$344**		**$352**
Less: Environmental Settlements Net of Legal and Consulting Fees	(21)		(21)	0	(21)		(21)
Less: Net International Support Costs and WAVE[2]	(4)		(4)	0	(4)		(4)
Adjusted EBITDA w/o Environmental	**$340**	to	**$350**	**$22**	**$319**		**$327**

(1) U.S. pension (credit) represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017.

(2) Net charges to the EMEA and Pacific Rim segments from the Americas that no longer will be charged after this transaction closes. WAVE equity earnings from the EMEA and Pacific Rim segments will remain in continuing operations.

Armstrong WORLD INDUSTRIES

Adjusted Earnings Per Share – 2017 Guidance Reconciliation

15

	Historical AWI					Continuing Operations				
	Low	Per Diluted Share[1]	to	High	Per Diluted Share[1]	Low	Per Diluted Share[1]	to	High	Per Diluted Share[1]
Net Income	**$166**	**$3.07**	**to**	**$172**	**$3.19**	**$168**	**$3.11**		**$172**	**$3.19**
Add: Interest Expense	35			35		34			34	
Less: Other Non-Operating (Income)	(3)			(3)		(1)			(1)	
Add: Income Tax Expense	90			94		82			86	
Operating Income	**$288**		**to**	**$298**		**$283**			**$291**	
Less: U.S. Pension (Credit)[2]	(3)			(3)		(3)			(3)	
Less: Interest expense	(35)			(35)		(34)			(34)	
Adjusted Earnings before Income Taxes	**$250**		**to**	**$260**		**$246**			**$254**	
Less: Income Tax Expense[3]	(99)			(103)		(87)			(90)	
Adjusted Net Income	**$151**	**$2.80**	**to**	**$157**	**$2.91**	**$159**	**$2.94**		**$164**	**$3.04**
Less: Environmental Settlements Net of Legal and Consulting Fees, Net of Taxes[3]	(13)			(13)		(14)			(14)	
Less: Net International Support Costs and WAVE, Net of Taxes[3, 4]	(2)			(2)		(2)			(2)	
Adjusted Net Income w/o Environmental	**$136**	**$2.52**		**$142**	**$2.63**	**$143**	**$2.65**		**$148**	**$2.74**

(1) Based on ~54 million diluted shares outstanding

(2) U.S. pension (credit) represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017.

(3) Income tax expense is calculated based on an expected adjusted effective tax rate of 39% for historical AWI and 35% for continuing operations

(4) Net charges to the EMEA and Pacific Rim segments from the Americas that no longer will be charged after this transaction closes. WAVE equity earnings from the EMEA and Pacific Rim segments will remain in continuing operations.

Armstrong WORLD INDUSTRIES

Continuing Operations YTD September 2017- EPS Reconciliation Based on ~54 million diluted shares outstanding for the nine months ended September 30, 2017. Operating Income reported in our 10-Q filing for the nine months ended September 30, 2017. U.S. pension expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017.

Continuing Operations Full Year 2016 – EPS Reconciliation Based on ~56 million diluted shares outstanding for the year ended December 31, 2016. Operating Income reported in our 10-K filing for the year ended December 31, 2016. U.S. pension expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2017. Adjusted results exclude $10.7 million of interest expense recorded in the first quarter of 2016 related to the settlement of interest rate swaps incurred in connection with the Company’s refinancing of its credit facility.

Additional Comments The negative cash balance in discounted operations on the balance sheet on slide 7 reflects approximately $76 million in cash held by certain EMEA and Pacific Rim entities offset by approximately $89 million of outstanding balances due to AWI from certain EMEA and Pacific Rim entities in our international cash pool. The outstanding balances due to AWI will be converted to equity prior to the transaction closing. Cash for continuing operations on the balance sheet on slide 7 reflects Americas cash only. As a result of this transaction, we no longer believe that foreign unremitted earnings will be permanently invested outside of the U.S. Prior to closing the transaction we intend to repatriate most of this cash which will be subject to U.S. income and/or foreign withholding taxes. The estimated tax impact of repatriation is included in the approximately $250 million of net cash expected from this transaction. Historical WAVE equity earnings and our investment in WAVE related to EMEA and the Pacific Rim will NOT be moved to discontinued operations in accordance with US GAAP rules.